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Exhibit 10.1(e)

ASSIGNMENT OF LEASE AND RENT AND SECURITY AGREEMENT

Dated as of June 15, 2003

from

CSL LEASING INC.,
as Assignor

to

WILMINGTON TRUST COMPANY
as Indenture Trustee,

as Assignee

ASSIGNMENT OF LEASE AND RENT AND SECURITY AGREEMENT

        THIS ASSIGNMENT OF LEASE AND RENT AND SECURITY AGREEMENT, dated as of June 15, 2003 (this "Assignment"), made by CSL LEASING INC., a Delaware corporation (the "Lessor"), in favor of WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Indenture Trustee (in such capacity, the "Indenture Trustee").

WITNESSETH:

        WHEREAS, pursuant to the Participation Agreement dated as of even date herewith (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Participation Agreement"), among Sabre Inc., as Lessee (the "Lessee"), Sabre Holdings Corporation, as Lessee Guarantor (the "Lessee Guarantor"), the Lessor, the institutional investors named as Purchasers on Schedule II to the Participation Agreement, and each other holder from time to time of the Notes, as Purchasers (herein, the "Purchasers") and the Indenture Trustee, the Participants have agreed to finance the acquisition of the Properties (as more particularly described Exhibit A hereto; the "Properties");

        WHEREAS, pursuant to the Participation Agreement, the Purchasers have severally agreed to Purchase the Notes of the Lessor in an aggregate amount not to exceed the aggregate Commitments of the Purchasers, upon the terms and subject to the conditions set forth in the Indenture (as defined in the Participation Agreement), to be evidenced by the Notes issued by the Lessor under the Participation Agreement;

        WHEREAS, it is a condition, among others, to the obligation of the Purchasers to purchase their Notes under the Participation Agreement that the Lessor shall have executed and delivered, and the Lessee shall have consented to, this Assignment to the Indenture Trustee for the benefit of the Purchasers; and

        WHEREAS, in order further to secure payment of all the amounts owing to the Purchasers under the Participation Agreement, the Notes and the other Operative Documents, the Lessor has agreed to enter into, execute and deliver this Assignment;

        NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS.

        Capitalized terms used but not otherwise defined in this Assignment shall have the respective meanings specified in Appendix A to the Participation Agreement; and the rules of interpretation set forth in such Appendix A shall apply to this Assignment.

SECTION 2. ASSIGNMENT.

        To secure the obligations of the Lessor under the Participation Agreement and the other Operative Documents, the Lessor hereby, subject to the provisions of Article VI of the Participation Agreement, conveys, pledges, grants, assigns, transfers and sets over to the Indenture Trustee, for the ratable benefit of the Purchasers, all the following described property relating to or arising in connection with each Property, whether now owned or held or hereafter acquired:

          (a)   except as hereinafter provided, all of the estate, right, title, interest, benefits, powers and privileges of the Lessor (including the liens created thereunder) under the Master Lease and the Lease Supplements, a memorandum of which is being recorded prior to this Assignment (hereinafter referred to, collectively, as the "Assigned Leases") including:

            (i)    the immediate and continuing right to make claim for, receive, collect and receipt for all rents, income, revenues, issues, profits, insurance proceeds (including, without limitation, the proceeds of the RVI Policy), condemnation awards, sales proceeds and other sums payable to or receivable by the Lessor under the Assigned Leases, or pursuant to any provisions thereof, whether as rent or as the purchase price or termination payment for any interest in each Property or otherwise (including, without limitation, Basic Rent, Supplemental Rent, the Lease Balance and any sales proceeds payable to the Lessor pursuant to the Assigned Leases) (collectively, the "Lease Rents"), including all cash, securities or letters of credit delivered or deposited pursuant thereto to secure performance by the Lessee of its obligations thereunder, and any interest of Lessor in the Account; provided that the Lease Rents shall be applied in accordance with Article VII of the Participation Agreement,

            (ii)   the right and power (which right and power are coupled with an interest) upon the purchase by the Lessee of the interest of the Lessor in each Property in accordance with the Assigned Leases to execute and deliver as irrevocable agent and attorney-in-fact of Lessor an appropriate instrument necessary to convey the interest of the Lessor therein, or to pay over or assign to the Lessee those sums to which it is entitled if the Lessee becomes obligated to purchase the interest of the Lessor in each Property and to perform all other necessary or appropriate acts as said agent and attorney-in-fact with respect to any such purchase and conveyance,

            (iii)  the right, on a non-exclusive basis, to receive all notices sent to the Lessor under the Assigned Leases,

            (iv)  the Lessor's interest under the Assigned Leases in the Lessee's tangible and intangible property used or arising in connection with each Property, including permits, licenses, contract rights and prepaid expenses,

            (v)   subject to the terms of the Operative Documents and the consent of the Required Participants, the right to declare the Assigned Leases to be in default, to give notices of any default thereunder and to exercise remedies or take actions under or with respect the Assigned Leases (including, without limitation, all foreclosure rights and power of sale rights) as shall be permitted under any provisions of the Assigned Leases or by law or in equity; provided, that any amounts received pursuant to the exercise of any such rights shall be applied in accordance with Article VII of the Participation Agreement;

  provided, however, that the Lessor shall retain and share with the Indenture Trustee the Shared Rights;

          (b)   all of the estate, right, title, interest, benefits, powers and privileges of the Lessor, to and under any subleases and all other agreements or contracts for the sale, lease or other disposition of all or any part of each Property, now or hereafter entered into by, or assigned to, the Lessor (collectively, the "Contracts"), together with all estate, right, title, interest, benefits, powers and privileges of the Lessor under the Contracts including, without limitation, the immediate and continuing right to make claim for, receive, collect and receipt for all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable under any of the Contracts to the extent such right has been granted to the Lessor (collectively, the "Contract Rents" and, together with the Lease Rents, the "Rents") and all right, title and interest of the Lessor thereunder, including all cash, securities or letters of credit deposited thereunder to secure performance by the obligors of their obligations thereunder; provided, that any such amounts shall be applied in accordance with Article VII of the Participation Agreement;

          (c)   all of the estate, right, title, interest, benefits, powers and privileges of the Lessor in and to all claims and rights to the payment of money at any time arising in connection with any repudiation, rejection or breach of the Assigned Leases by the Lessee or a trustee or receiver of the Lessee under any insolvency statute, law or regulation, including, without limitation, all rights to recover damages arising out of such breach or rejection, all rights to charges payable by the Lessee or such trustee or receiver in respect of each Property or any portions thereof following rejection, repudiation or disaffirmance of the Assigned Leases or following the entry of an order for relief under any insolvency statute, law or regulation in respect of the Lessee and all rentals and other charges outstanding under the Lease as of the date of entry of such order for relief; provided, that any such amounts shall be applied in accordance with Article VII of the Participation Agreement; and

          (d)   all proceeds of the foregoing.

Notwithstanding the foregoing provisions of this Section 2, the Lessor shall exclusively retain, and the assignments contemplated by this Section 2 shall in no event include, any Excepted Payments due and payable to the Lessor, or any Excepted Rights, and shall be subject to the Shared Rights. Neither the Indenture Trustee nor the Purchasers shall be entitled to exercise any remedies hereunder or under the Assigned Leases or take any action with respect to the Rents without the consent of the Required Participants (or all of the Participants to the extent required by Section 15.5 of the Participation Agreement). Any attempt by the Indenture Trustee or any Purchaser to exercise remedies or take any other action in contravention of the previous sentence shall be null and void.

SECTION 3. RECEIPT OF RENTS.

        The Lessor hereby acknowledges and agrees that the Indenture Trustee will hold the Rents for the benefit of each of the Participants, and the Indenture Trustee will distribute the Rents in accordance with Article VII of the Participation Agreement.

SECTION 4. IRREVOCABILITY; SUPPLEMENTAL INSTRUMENTS.

        Each of the Lessor and the Indenture Trustee agrees that this Assignment is irrevocable and that it will not take any action under the Assigned Leases as lessor or otherwise which is inconsistent with this Assignment and that any action, assignment, designation or direction inconsistent herewith shall be void. The Lessor will execute and deliver from time to time all instruments of further assurance and do such further acts as may be necessary or proper to carry out more effectively the purpose of this Assignment.

SECTION 5. VALIDITY.

        The Lessor represents and warrants and covenants to the Indenture Trustee, for the ratable benefit of the Purchasers, that (a) the Lessor has not assigned or executed any assignment of, and, except as expressly required under the Operative Documents, will not assign or execute any assignment of, its interest in any of the Assigned Leases, in any Contract, in any Rents or in any other subject matter of this Assignment to anyone other than the Indenture Trustee and any assignment, designation or direction by the Lessor inconsistent herewith shall be void, and (b) the Lessor has not done any act or executed any document (other than the Operative Documents) that impairs the rights of the Indenture Trustee to the Assigned Leases or the Rents (other than Excepted Payments payable to the Lessor) under this Assignment.

SECTION 6. LESSOR REMAINS LIABLE.

        While the assignment made hereby is present, direct and continuing, it has been made for the purpose of providing the Purchasers with security for the performance of the obligations of the Lessor under the Participation Agreement and the Notes and the execution and delivery hereof shall not impair or diminish in any way the obligations of the Lessor under the Assigned Leases, or impose any of such obligations on the Indenture Trustee or any Purchaser. This Assignment shall not operate to cause the Indenture Trustee or any Purchaser to be regarded as a "mortgagee in possession." Neither the Indenture Trustee nor any Purchaser shall be responsible or liable for performing any of the obligations of the Lessor under any of the Assigned Leases or any Contract, for any waste by the Lessee or any other Person, for any dangerous or defective conditions of any Property, for negligence in the management, upkeep, repair or control of any Property or any other act or omission by any other Person. Nothing contained herein shall operate or be construed to (a) obligate the Indenture Trustee or any Purchaser to assume the obligations of the Lessor under the Assigned Leases or any Contract, to perform any of the terms and conditions contained in the Assigned Leases or any Contract or otherwise to impose any obligation upon the Indenture Trustee or any Purchaser with respect to the Assigned Leases or any Contract or (b) place upon the Indenture Trustee or any Purchaser any responsibility for the operation, control, care, management or repair of any Property or any part thereof. Subject at all times to the terms and conditions of this Assignment, the Lessor will at all times promptly and faithfully perform in all respects, or cause to be performed in all respects, all of its covenants, conditions and agreements contained in the Assigned Leases or any Contract now or hereafter existing on the part of the Lessor to be kept and performed.

SECTION 7. AMENDMENTS TO THE ASSIGNED LEASES.

        The Lessor will not enter into any agreement subordinating, amending, extending or terminating the Assigned Leases except as provided in Section 15.5 of the Participation Agreement or as required under any Operative Document, and any such attempted subordination, amendment, modification, extension or termination that is not required under any Operative Document and is made without compliance with such Section 15.5 shall be void. If the Assigned Leases or any Contract shall be amended, it shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto.

SECTION 8. TERMINATION OF THIS ASSIGNMENT.

        This Assignment shall continue in full force and effect until all obligations, liabilities and indebtedness of any kind now or hereafter due to the Purchasers or the Indenture Trustee from the Lessor or the Lessee under or with respect to the Participation Agreement or any of the other Operative Documents, or which are otherwise secured hereby, whether now existing or hereafter arising or incurred, have been fully paid, performed and satisfied, at which time this Assignment will terminate.

SECTION 9. ONGOING RIGHT TO COLLECT RENTS; RECEIVERS.

        If notwithstanding the terms of this Assignment, a petition or order for sequestration of rents, or the appointment of a receiver or some similar judicial action or order is deemed required under applicable state law to allow the Indenture Trustee to continue to collect the moneys described in Section 2 of this Assignment, then it is agreed by the Lessor that any proof of claim or similar document filed by the Indenture Trustee in connection with the breach or rejection of the Assigned Leases by the Lessee or the trustee of the Lessee under any federal or state insolvency statute shall for the purpose of perfecting the Indenture Trustee's rights conferred in said paragraphs be deemed to constitute action required under such state law. Upon the occurrence and during the continuance of an Indenture Event of Default (not existing solely by virtue of a Lease Event of Default), the Lessor hereby consents to the appointment of a receiver for each Property as a matter of right and without any requirement for notice to the Lessor and without regard to the solvency of the Lessor or to the collateral that may be available for the satisfaction of the Notes and all other obligations under the Participation Agreement and the other Operative Documents.

SECTION 10. AMENDMENT TO THIS ASSIGNMENT.

        This Assignment may not be amended or otherwise modified except in accordance with the terms of the Participation Agreement.

SECTION 11. NOTICES.

        All notices, demands, requests, consents, approvals and other instruments under this Assignment shall be made in accordance with Section 15.3 of the Participation Agreement.

SECTION 12. SUCCESSORS AND ASSIGNS.

        All covenants, agreements, representations and warranties in this Assignment by the Lessor and the Indenture Trustee shall bind, and shall inure to the benefit of and be enforceable by, their respective successors and permitted assigns, whether or not so expressed.

SECTION 13. SEVERABILITY.

        If any provision or provisions, or if any portion of any provision or provisions, in this Assignment is found by a court of law of competent jurisdiction to be in violation of any local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of the parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Assignment shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interests of the Lessor, the Indenture Trustee, the Purchasers and the Lessee under the remainder of this Assignment shall continue in full force and effect.

SECTION 14. GOVERNING LAW.

        THIS ASSIGNMENT AND THE RIGHTS AND OBLIGATIONS OF EACH PARTY TO THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT THAT THE CREATION AND PERFECTION OF THE LIEN CREATED BY THIS ASSIGNMENT AND THE RIGHTS AND REMEDIES OF THE LESSOR AND/OR THE INDENTURE TRUSTEE AS PROVIDED THEREIN SHALL BE GOVERNED AND CONSTRUED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

SECTION 15. COUNTERPARTS.

        This Assignment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 16. CONFLICTS.

        In the event of any conflicts between the terms and provisions hereof and the terms and provisions of the other Operative Documents, the terms and provisions of the other Operative Documents shall be controlling.

SECTION 17. LIENS AND SECURITY INTERESTS.

        The Lessor further intends and agrees that, for the purpose of securing the payment of all the amounts owing to the Purchasers under the Operative Documents, (i) this Assignment shall also be deemed to be a security agreement and financing statement within the meaning of Chapter 9 of the Texas Uniform Commercial Code; (ii) the assignment provided for in Section 2 shall be deemed to be a grant by the Lessor to the Indenture Trustee for the benefit of the Purchasers, and the Lessor does hereby grant to the Indenture Trustee for the benefit of the Purchasers, a security interest in all of the right, title and interest of the Lessor in and to the items included in the assignment contemplated in Section 2 to the Indenture Trustee for the benefit of the Purchasers to secure the Notes, together with interest thereon, and all other amounts payable under the Operative Documents in connection therewith; (iii) the possession by the Indenture Trustee or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents, goods or tangible chattel paper shall be deemed to be "perfection by possession" for purposes of perfecting the security interest pursuant to Section 9.313 of the Texas Uniform Commercial Code and the Lessor hereby acknowledges that it holds possession of such instruments, money, negotiable documents, goods or tangible chattel paper for the benefit of the Lessor and the Purchasers pursuant to Section 9.313(c)(1) of the Texas Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessor shall be deemed to have been given for the purpose of perfecting such security interest under any Requirement of Law. The Lessor (at the Lessee's sole cost and expense) and the Lessee shall, to the extent consistent with the Operative Documents, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if this Assignment was deemed to create a security interest in the items described in Section 2 in accordance with this Section, such security interest would be deemed to be a perfected security interest and will be maintained as such throughout the Lease Term.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the Lessor has caused this Assignment to be duly executed as of the day and year first above written.

CSL LEASING INC., as Lessor
By:
Name
Title:
Acknowledged and accepted this day of June, 2003
WILMINGTON TRUST COMPANY as Indenture Trustee
By:
Name
Title:

STATE OF TEXAS	)
	)	SS
COUNTY OF	)

        This instrument was acknowledged before me on this the            day of June, 2003, by [                        ], the [                        ] of CSL LEASING INC., a Delaware corporation, on behalf of said corporation.

(SEAL)
Notary Public, State of My Commission expires:
(TYPE OR PRINT NAME)

CONSENT OF LESSEE TO ASSIGNMENT OF LEASE AND RENT AND SECURITY AGREEMENT

CONSENT AND ACKNOWLEDGMENT BY LESSEE

        The undersigned hereby acknowledges receipt of a copy of, and consents to, the foregoing Assignment of Lease and Rent and Security Agreement dated as of June 15, 2003.

        The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Indenture Trustee and the Purchasers will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Indenture Trustee, the Purchasers and their respective successors and permitted assigns.

        IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent and Acknowledgment as of June 15, 2003 pursuant to proper authority duly granted.

SABRE INC.
By:
Name:
Title:

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  Exhibit 10.1(e)
TABLE OF CONTENTS
ASSIGNMENT OF LEASE AND RENT AND SECURITY AGREEMENT
  SECTION 1. DEFINED TERMS.
  SECTION 2. ASSIGNMENT.
  SECTION 3. RECEIPT OF RENTS.
  SECTION 4. IRREVOCABILITY; SUPPLEMENTAL INSTRUMENTS.
  SECTION 5. VALIDITY.
  SECTION 6. LESSOR REMAINS LIABLE.
  SECTION 7. AMENDMENTS TO THE ASSIGNED LEASES.
  SECTION 8. TERMINATION OF THIS ASSIGNMENT.
  SECTION 9. ONGOING RIGHT TO COLLECT RENTS; RECEIVERS.
  SECTION 10. AMENDMENT TO THIS ASSIGNMENT.
  SECTION 11. NOTICES.
  SECTION 12. SUCCESSORS AND ASSIGNS.
  SECTION 13. SEVERABILITY.
  SECTION 14. GOVERNING LAW.
  SECTION 15. COUNTERPARTS.
  SECTION 16. CONFLICTS.
  SECTION 17. LIENS AND SECURITY INTERESTS.
CONSENT OF LESSEE TO ASSIGNMENT OF LEASE AND RENT AND SECURITY AGREEMENT